UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 9, 2019

BLACK RIDGE OIL & GAS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53952	27-2345075
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 North 5th Street, Suite 410

Minneapolis, MN 55403

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code:   (952) 426-1241

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: NONE

Securities registered pursuant to Section 12(g) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock	ANFC	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01. Entry into a Material Definitive Agreement.

On July 9, 2019, in connection with the Extension described below, Black Ridge Oil & Gas, Inc. ("Black Ridge"), lent $30,000 to Black Ridge Acquisition Corp. (NASDAQ: BRAC) (“BRAC”), a public acquisition vehicle sponsored Black Ridge, and was issued a promissory note to evidence such loan (the "Note"). The Note is unsecured, non-interest bearing and is payable at the consummation by BRAC of a merger, share exchange, asset acquisition, or other similar business combination, with one or more businesses or entities (a “Business Combination”). The Note is not convertible. If a Business Combination is not consummated, the Note will not be repaid by BRAC and all amounts owed thereunder by BRAC will be forgiven except to the extent that BRAC has funds available to it outside of its trust account established in connection with the initial public offering.

This summary is qualified in its entirety by reference to the terms of the Note which will be filed as an exhibit to Black Ridge's Form 10-Q for the period in which the Note was issued.

Item 8.01. Other Events.

On July 9, 2019, BRAC held a special meeting of its stockholders (the “Meeting”). At the Meeting, BRAC's stockholders considered a proposal to amend (the “Extension Amendment”) BRAC’s amended and restated certificate of incorporation (the “charter”) to extend the date by which BRAC has to consummate a business combination (the “Extension”) from July 10, 2019 to August 10, 2019.

The purpose of the Extension Amendment is to allow BRAC more time to complete its previously announced initial business combination with Allied Esports and the World Poker Tour. The Extension Amendment was approved by BRAC's stockholders. In connection with this vote, the holders of 9,246,727 shares of BRAC's common stock properly exercised their right to convert their shares into cash at a conversion price of approximately $10.29 per share. As described above, in connection with the Extension, Black Ridge lent $30,000 to the Company to be placed in trust for the benefit of the public shares that were not converted.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK RIDGE OIL & GAS, INC.

	By:	/s/ James Moe
James Moe
Chief Financial Officer

Date: July 9, 2019